UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2025

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders of Paychex, Inc. (the “Company”) was held on October 09, 2025, via live webcast, for the following purposes: (i) to elect the ten (10) director nominees named in the Company’s Proxy Statement to serve as members of the Board of Directors of the Company for a one-year term and until their respective successors are elected and qualified; (ii) to hold a non-binding advisory vote on the compensation of the Company’s named executive officers; and (iii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

There were present at the Annual Meeting, either in person or by proxy, holders of 322,916,274 shares of common stock entitled to vote.

Results of stockholder voting are as follows:

Proposal 1: Election of Directors

Each of the 10 nominees for director was duly elected, with votes as follows:

	For	Against	Abstain	Broker Non-Votes
Martin Mucci	274,003,034	12,387,949	254,109	36,271,182
Thomas F. Bonadio	281,982,967	4,329,866	332,259	36,271,182
Joseph G. Doody	268,973,833	17,377,558	293,701	36,271,182
John B. Gibson	281,686,797	4,598,590	359,705	36,271,182
Pamela A. Joseph	265,750,756	20,619,457	274,879	36,271,182
Theresa M. Payton	282,748,290	3,593,628	303,174	36,271,182
Kevin A. Price	277,432,037	8,719,297	493,758	36,271,182
Joseph M. Tucci	269,884,383	16,465,489	295,220	36,271,182
Joseph M. Velli	275,480,474	10,827,791	336,827	36,271,182
Kara Wilson	282,675,567	3,621,081	348,444	36,271,182

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The non-binding advisory vote on the compensation of the Company’s named executive officers was approved, with votes as follows:

For	Against	Abstain	Broker Non-Votes
275,491,813	10,038,236	1,115,043	36,271,182

Proposal 3: Ratification of Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for fiscal year 2026 was ratified, with votes as follows:

For	Against	Abstain
318,217,078	4,314,110	385,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.
Date:	October 14, 2025	By:	s/ Prabha Sipi Bhandari
Prabha Sipi Bhandari Chief Legal Officer, Chief Ethics Officer, and Secretary